S E C O N D Q U A R T E R2017 the HUMAN connection International Headquarters: The Raymond James Financial Center 880 Carillon Parkway // St. Petersburg, FL 33716 800.248.8863 // raymondjames.com © 2017 Raymond James Financial Raymond James® is a registered trademark of Raymond James Financial, Inc. 17-Fin-Rep-0047 KF 5/17 Stock Traded: NEW YORK STOCK EXCHANGE Stock Symbol: RJF corporate profile Raymond James Financial, Inc. (NYSE: RJF) is a leading diversified financial services company providing private client, capital markets, asset management, banking and other services to individuals, corporations and municipalities. The company has 7,200 financial advisors serving approximately 3 million client accounts in more than 2,900 locations throughout the United States, Canada and overseas. Total client assets are $643 billion. Public since 1983, the firm has been listed on the New York Stock Exchange since 1986 under the symbol RJF. Additional information is available at raymondjames.com. (1) Effective October 1, 2016, we adopted new accounting guidance related to consolidation of legal entities. Refer to the discussion in Note 1 of our March 31, 2017 Form 10-Q (available on www.sec.gov) for additional details. (2) The Other segment includes the results of our principal capital and private equity activities as well as certain corporate overhead costs of RJF, including the interest costs on our public debt, and the acquisition and integration costs associated with certain acquisitions. CONDENSED CONSOLIDATED STATEMENTS OF INCOME (Unaudited – in 000s, Except per Share Amounts) CONSOLIDATED RESULTS BY SEGMENT (unaudited – in 000s) Revenues: Private Client Group $ 1,088,561 $ 883,019 $ 2,131,877 $ 1,757,464 Capital Markets 260,480 241,319 497,462 470,297 Asset Management 116,520 96,842 230,616 197,080 Raymond James Bank 148,697 131,312 293,214 244,038 Other (2) 16,009 9,872 31,468 14,272 Intersegment eliminations (29,953) (21,254) (55,555) (41,184) Total revenues $ 1,600,314 $ 1,341,110 $ 3,129,082 $ 2,641,967 Pre-tax income (loss) (excluding noncontrolling interests): Private Client Group $ 29,372 $ 83,232 $ 102,730 $ 152,372 Capital Markets 41,251 28,087 62,695 53,255 Asset Management 37,797 31,123 79,706 64,489 Raymond James Bank 91,911 85,134 196,032 150,999 Other (2) (34,818) (29,458) (69,271) (54,659) Pre-tax income (excluding noncontrolling interests) $ 165,513 $ 198,118 $ 371,892 $ 366,456 Three Months Ended Six Months Ended March 31, 2017 March 31, 2016 March 31, 2017 March 31, 2016 Revenues: Securities commissions and fees $ 992,112 $ 853,330 $ 1,976,497 1,702,992 Investment banking 102,377 68,704 163,802 126,257 Investment advisory and related administrative fees 110,280 93,871 218,523 192,473 Interest 192,544 161,638 375,326 304,110 Account and service fees 162,981 127,528 311,772 244,351 Net trading profit 15,811 14,415 36,366 36,584 Other 24,209 21,624 46,796 35,200 Total revenues 1,600,314 1,341,110 3,129,082 2,641,967 Interest expense (36,677) (29,109) (72,643) (55,808) Net revenues 1,563,637 1,312,001 3,056,439 2,586,159 Non-interest expenses: Compensation, commissions and benefits 1,035,714 887,937 2,042,181 1,754,335 Communications and information processing 76,067 68,482 148,228 140,620 Occupancy and equipment costs 47,498 40,891 93,550 82,680 Clearance and floor brokerage 11,407 10,517 23,757 20,513 Business development 41,519 35,417 76,881 76,041 Investment sub-advisory fees 17,778 14,282 37,073 28,836 Bank loan loss provision 7,928 9,629 6,888 23,539 Acquisition-related expenses 1,086 6,015 13,752 7,887 Other 163,337 44,723 245,311 87,527 Total non-interest expenses 1,402,334 1,117,893 2,687,621 2,221,978 Income including noncontrolling interests and before provision for income taxes 161,303 194,108 368,818 364,181 Provision for income taxes 52,758 72,271 112,570 134,280 Net income including noncontrolling interests 108,545 121,837 256,248 229,901 Net loss attributable to noncontrolling interests (4,210) (4,010) (3,074) (2,275) Net income attributable to Raymond James Financial, Inc. $ 112,755 $ 125,847 $ 259,322 $ 232,176 Net income per common share – diluted $ 0.77 $ 0.87 $ 1.77 $ 1.60 Weighted-average common and common equivalent shares outstanding – diluted 146,779 144,012 146,119 145,047 (1) (1) (1) (1)

Dear Fellow Shareholders, As growth of corporate earnings and the prospect of tax reform fueled investor optimism, the global stock markets continued to rally during the quarter ending March 31, 2017. This constructive market environment, along with attractive growth in our core businesses and the benefit of higher short- term interest rates, helped us generate record net revenues of $1.56 billion in our second fiscal quarter of 2017, representing impressive increases of 19% over the prior year’s fiscal second quarter and 5% over the preceding quarter. Net income of $112.8 million, or $0.77 per diluted share, declined during the quarter due to $100 million of legal reserves associated with a previously announced legal settlement, addressed later in this letter. For the first half of the fiscal year, we generated net revenues of $3.06 billion and net income of $259.3 million, which reflect a record start for the first six months of a fiscal year despite the aforementioned legal settlement. More importantly, we are positioned well for the second half of the fiscal year, ending March with records for client assets under administration of $642.7 billion, the number of Private Client Group financial advisors of 7,222, financial assets under management of $85.6 billion, and net loans at Raymond James Bank of $16.0 billion. On March 31, 2017, shareholders’ equity was $5.21 billion, or $36.28 of book value per share, growing 12% over shareholders’ equity in March of last year. We also maintained a prudent total capital ratio of over 22%. During the first half of the fiscal year, we were able to deliver a 10.2% annualized return on equity to our shareholders, slightly higher than the first half of fiscal 2016 despite this year’s elevated legal reserves. Our segments also produced good results. The Private Client Group (PCG), Asset Management segment, and Raymond James Bank all produced record net revenues during the quarter. Furthermore, record quarterly net revenues of $1.09 billion in PCG jumped 23% over the prior year’s fiscal second quarter and 4% over the preceding quarter. Revenue growth in PCG was propelled by increases in client assets, which reached a record $611.0 billion, and higher short-term interest rates. The segment continues to benefit from best- in-class financial advisor recruiting and retention results, as Raymond James remains a destination of choice for many high-quality advisors in our industry. Pre-tax income in PCG during the quarter of $29.4 million was negatively impacted by $100 million of legal reserve expense and consequently declined $54 million compared to the prior year’s fiscal second quarter. Looking forward, the records achieved for client assets under administration and the increase in short-term interest rates in March should provide tailwinds for PCG’s results for the second half of the fiscal year. The Capital Markets segment generated quarterly net revenues of $256.2 million, which were up 8% over the prior year’s fiscal second quarter and 10% over the preceding quarter. Even more impressively, the segment’s pre-tax income of $41.3 million reflected significant improvements of 47% compared to the prior year’s fiscal second quarter and 92% over the preceding quarter. Strong results in the Capital Markets segment were lifted by solid M&A and equity underwriting activity. Partially offsetting the strength in investment banking, commissions in the segment were challenged by lower client trading volumes in the Fixed Income division due to a flattening yield curve. The Asset Management segment produced record quarterly net revenues of $116.5 million, representing growth of 20% over the prior year’s fiscal second quarter and 2% over the preceding quarter. The segment’s pre-tax income of $37.8 million increased 21% compared to the prior year’s fiscal second quarter but was down 10% compared to the preceding quarter. The growth in the segment’s revenues during the quarter was attributable to record financial assets under management, which were aided by market appreciation and increased utilization of fee-based accounts in PCG. In April, we announced an agreement to add Scout Investments and Reams Asset Management to the Raymond James family, which will broaden Carillon Tower Advisers’ offerings to clients with complementary and high-quality investment solutions upon closing. Raymond James Bank delivered record quarterly net revenues of $141.4 million, improving 13% over the prior year’s fiscal second quarter and 2% over the preceding quarter. Quarterly pre-tax income of $91.9 million rose 8% over the prior year’s fiscal second quarter but was down 12% compared to the record set in the preceding quarter. Revenue growth for the bank was attributable to an increase in loan balances, despite elevated payoffs in the commercial and industrial loan portfolio during the quarter, and the expansion of its securities portfolio. The securities portfolio ended the quarter at $1.6 billion, as the bank continued increasing its portfolio of agency-backed securities. The credit quality of the bank’s loan portfolio improved as nonperforming assets decreased 20% and total criticized loans decreased just over 30% compared to last year’s March. Total quarterly revenues in the Other segment were $16.0 million. The Other segment included $1.1 million of acquisition-related expenses and $8.3 million of expenses due to the early extinguishment of $350 million of senior notes payable during the quarter. In addition to our strong financial results during the second quarter of fiscal 2017, we are also proud of the awards, recognitions and accolades we earned. Raymond James was selected for inclusion in the S&P 500® index, which is a testament to our firm’s long-term success enabled by the uncompromising focus on serving clients that was instilled by Bob and Tom James. During the quarter, we introduced “Connected Advisor,” an advisor-centric digital advice platform designed to foster greater sophistication, automation and collaboration with advisors and their clients. We also launched a new national advertising campaign in March, which highlights our financial advisors’ dedication to helping their clients fulfill their long- term financial objectives. In February, nine Raymond James-affiliated advisors were named to Forbes’ list of America’s Top Women Advisors. In March, 32 Raymond James-affiliated advisors were named to the Financial Times “FT 400” list of top financial advisors and 57 affiliated advisors were named to the Barron’s top advisors ranking. A disappointment for us was the announcement of a $150 million settlement associated with the Jay Peak EB-5 matter. The settlement relates to an alleged fraudulent EB-5 investment program created in 2007 by third parties and offered directly to foreign investors seeking permanent residency in the U.S. Raymond James did not act as placement agent or in any other capacity for the program, and none of the investors in the program purchased their investments through Raymond James. A Raymond James financial advisor for the brokerage accounts of the related investment partnerships is no longer employed by the firm. We worked diligently with the SEC- appointed receiver to structure a settlement that would ensure investors in the program would be fairly compensated. While it is still subject to the review and approval of the court, we believe this $150 million settlement is fair, and we look forward to having this issue resolved. In the past few years, we have made significant enhancements to our supervision program, including considerable investments in our anti- money laundering (AML) infrastructure. Specifically, we hired a new chief AML officer with extensive experience, expanded the AML team and implemented Mantas – the same monitoring system used by some of the largest banks in the world. As I write this letter, the equity markets are trading near record levels. Corporate earnings in the first calendar quarter have increased over 10% from the same period last year, reflecting the third consecutive quarter of year-over-year growth. Importantly, this earnings growth was driven by strong revenue growth, as the economic conditions in both the U.S. and abroad continue to improve at a modest pace. The Trump administration’s promises to implement significant regulatory and tax reforms have also fueled optimism, although recent distractions have seemed to dampen some of those expectations, at least in the near term. I remain bullish on the long-term prospects of the U.S. economy, but after an eight- year bull market, it would not be implausible to have a short- term pullback in the equity markets, especially if D.C. fails to deliver meaningful tax reform. In February, I was honored and humbled to be entrusted with the responsibilities of chairman in addition to CEO. Fortunately, I will be able to continue benefiting from Tom James’ invaluable guidance and mentorship, as he will retain a seat on the board of directors as chairman emeritus. My primary objective as chairman and CEO of this great company is to uphold the client-first values that have been inculcated by Bob and Tom James since our firm’s inception. We are well-positioned for the second half of the fiscal year, as nearly all of our core business metrics ended the second quarter at record levels, and our results should realize the full MARCH 31, 2017 SEPTEMBER 30, 2016 Assets: Cash and cash equivalents $2,636,326 $1,650,452 Assets segregated pursuant to regulations and other segregated assets 3,829,607 4,884,487 Securities purchased under agreements to resell and other collateralized financings 535,224 470,222 Financial instruments 3,161,140 2,539,877 Receivables 4,453,788 4,499,688 Bank loans, net 15,994,689 15,210,735 Property & equipment, net 409,543 321,457 Other assets 1,908,414 1,910,058 Total assets $32,928,731 $31,486,976 Liabilities and equity: Trading instruments sold but not yet purchased $471,704 $328,938 Securities sold under agreements to repurchase 222,476 193,229 Payables 7,335,392 8,011,891 Bank deposits 16,377,544 14,262,547 Other debt 756,367 608,658 Senior notes payable 1,339,582 1,680,587 Other liabilities 1,097,449 1,338,150 Total liabilities $27,600,514 $26,424,000 Total equity attributable to Raymond James Financial, Inc. 5,207,748 4,916,545 Noncontrolling interests 120,469 146,431 Total equity $5,328,217 $5,062,976 Total liabilities and equity $32,928,731 $31,486,976 CONDENSED CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION (Unaudited – in 000s) R AYMOND JAMES FINANCIAL SECOND QUARTER REPORT 2017 benefit of the increase in short-term interest rates in March. I appreciate your continued confidence and ownership in Raymond James Financial. (1) Effective October 1, 2016, we adopted new accounting guidance related to consolidation of legal entities. Refer to the discussion in Note 1 of our March 31, 2017 Form 10-Q (available on www.sec.gov) for additional details. (1) Sincerely, Paul C. Reilly Chairman, CEO MAY 12, 2017

Dear Fellow Shareholders, As growth of corporate earnings and the prospect of tax reform fueled investor optimism, the global stock markets continued to rally during the quarter ending March 31, 2017. This constructive market environment, along with attractive growth in our core businesses and the benefit of higher short- term interest rates, helped us generate record net revenues of $1.56 billion in our second fiscal quarter of 2017, representing impressive increases of 19% over the prior year’s fiscal second quarter and 5% over the preceding quarter. Net income of $112.8 million, or $0.77 per diluted share, declined during the quarter due to $100 million of legal reserves associated with a previously announced legal settlement, addressed later in this letter. For the first half of the fiscal year, we generated net revenues of $3.06 billion and net income of $259.3 million, which reflect a record start for the first six months of a fiscal year despite the aforementioned legal settlement. More importantly, we are positioned well for the second half of the fiscal year, ending March with records for client assets under administration of $642.7 billion, the number of Private Client Group financial advisors of 7,222, financial assets under management of $85.6 billion, and net loans at Raymond James Bank of $16.0 billion. On March 31, 2017, shareholders’ equity was $5.21 billion, or $36.28 of book value per share, growing 12% over shareholders’ equity in March of last year. We also maintained a prudent total capital ratio of over 22%. During the first half of the fiscal year, we were able to deliver a 10.2% annualized return on equity to our shareholders, slightly higher than the first half of fiscal 2016 despite this year’s elevated legal reserves. Our segments also produced good results. The Private Client Group (PCG), Asset Management segment, and Raymond James Bank all produced record net revenues during the quarter. Furthermore, record quarterly net revenues of $1.09 billion in PCG jumped 23% over the prior year’s fiscal second quarter and 4% over the preceding quarter. Revenue growth in PCG was propelled by increases in client assets, which reached a record $611.0 billion, and higher short-term interest rates. The segment continues to benefit from best- in-class financial advisor recruiting and retention results, as Raymond James remains a destination of choice for many high-quality advisors in our industry. Pre-tax income in PCG during the quarter of $29.4 million was negatively impacted by $100 million of legal reserve expense and consequently declined $54 million compared to the prior year’s fiscal second quarter. Looking forward, the records achieved for client assets under administration and the increase in short-term interest rates in March should provide tailwinds for PCG’s results for the second half of the fiscal year. The Capital Markets segment generated quarterly net revenues of $256.2 million, which were up 8% over the prior year’s fiscal second quarter and 10% over the preceding quarter. Even more impressively, the segment’s pre-tax income of $41.3 million reflected significant improvements of 47% compared to the prior year’s fiscal second quarter and 92% over the preceding quarter. Strong results in the Capital Markets segment were lifted by solid M&A and equity underwriting activity. Partially offsetting the strength in investment banking, commissions in the segment were challenged by lower client trading volumes in the Fixed Income division due to a flattening yield curve. The Asset Management segment produced record quarterly net revenues of $116.5 million, representing growth of 20% over the prior year’s fiscal second quarter and 2% over the preceding quarter. The segment’s pre-tax income of $37.8 million increased 21% compared to the prior year’s fiscal second quarter but was down 10% compared to the preceding quarter. The growth in the segment’s revenues during the quarter was attributable to record financial assets under management, which were aided by market appreciation and increased utilization of fee-based accounts in PCG. In April, we announced an agreement to add Scout Investments and Reams Asset Management to the Raymond James family, which will broaden Carillon Tower Advisers’ offerings to clients with complementary and high-quality investment solutions upon closing. Raymond James Bank delivered record quarterly net revenues of $141.4 million, improving 13% over the prior year’s fiscal second quarter and 2% over the preceding quarter. Quarterly pre-tax income of $91.9 million rose 8% over the prior year’s fiscal second quarter but was down 12% compared to the record set in the preceding quarter. Revenue growth for the bank was attributable to an increase in loan balances, despite elevated payoffs in the commercial and industrial loan portfolio during the quarter, and the expansion of its securities portfolio. The securities portfolio ended the quarter at $1.6 billion, as the bank continued increasing its portfolio of agency-backed securities. The credit quality of the bank’s loan portfolio improved as nonperforming assets decreased 20% and total criticized loans decreased just over 30% compared to last year’s March. Total quarterly revenues in the Other segment were $16.0 million. The Other segment included $1.1 million of acquisition-related expenses and $8.3 million of expenses due to the early extinguishment of $350 million of senior notes payable during the quarter. In addition to our strong financial results during the second quarter of fiscal 2017, we are also proud of the awards, recognitions and accolades we earned. Raymond James was selected for inclusion in the S&P 500® index, which is a testament to our firm’s long-term success enabled by the uncompromising focus on serving clients that was instilled by Bob and Tom James. During the quarter, we introduced “Connected Advisor,” an advisor-centric digital advice platform designed to foster greater sophistication, automation and collaboration with advisors and their clients. We also launched a new national advertising campaign in March, which highlights our financial advisors’ dedication to helping their clients fulfill their long- term financial objectives. In February, nine Raymond James-affiliated advisors were named to Forbes’ list of America’s Top Women Advisors. In March, 32 Raymond James-affiliated advisors were named to the Financial Times “FT 400” list of top financial advisors and 57 affiliated advisors were named to the Barron’s top advisors ranking. A disappointment for us was the announcement of a $150 million settlement associated with the Jay Peak EB-5 matter. The settlement relates to an alleged fraudulent EB-5 investment program created in 2007 by third parties and offered directly to foreign investors seeking permanent residency in the U.S. Raymond James did not act as placement agent or in any other capacity for the program, and none of the investors in the program purchased their investments through Raymond James. A Raymond James financial advisor for the brokerage accounts of the related investment partnerships is no longer employed by the firm. We worked diligently with the SEC- appointed receiver to structure a settlement that would ensure investors in the program would be fairly compensated. While it is still subject to the review and approval of the court, we believe this $150 million settlement is fair, and we look forward to having this issue resolved. In the past few years, we have made significant enhancements to our supervision program, including considerable investments in our anti- money laundering (AML) infrastructure. Specifically, we hired a new chief AML officer with extensive experience, expanded the AML team and implemented Mantas – the same monitoring system used by some of the largest banks in the world. As I write this letter, the equity markets are trading near record levels. Corporate earnings in the first calendar quarter have increased over 10% from the same period last year, reflecting the third consecutive quarter of year-over-year growth. Importantly, this earnings growth was driven by strong revenue growth, as the economic conditions in both the U.S. and abroad continue to improve at a modest pace. The Trump administration’s promises to implement significant regulatory and tax reforms have also fueled optimism, although recent distractions have seemed to dampen some of those expectations, at least in the near term. I remain bullish on the long-term prospects of the U.S. economy, but after an eight- year bull market, it would not be implausible to have a short- term pullback in the equity markets, especially if D.C. fails to deliver meaningful tax reform. In February, I was honored and humbled to be entrusted with the responsibilities of chairman in addition to CEO. Fortunately, I will be able to continue benefiting from Tom James’ invaluable guidance and mentorship, as he will retain a seat on the board of directors as chairman emeritus. My primary objective as chairman and CEO of this great company is to uphold the client-first values that have been inculcated by Bob and Tom James since our firm’s inception. We are well-positioned for the second half of the fiscal year, as nearly all of our core business metrics ended the second quarter at record levels, and our results should realize the full MARCH 31, 2017 SEPTEMBER 30, 2016 Assets: Cash and cash equivalents $2,636,326 $1,650,452 Assets segregated pursuant to regulations and other segregated assets 3,829,607 4,884,487 Securities purchased under agreements to resell and other collateralized financings 535,224 470,222 Financial instruments 3,161,140 2,539,877 Receivables 4,453,788 4,499,688 Bank loans, net 15,994,689 15,210,735 Property & equipment, net 409,543 321,457 Other assets 1,908,414 1,910,058 Total assets $32,928,731 $31,486,976 Liabilities and equity: Trading instruments sold but not yet purchased $471,704 $328,938 Securities sold under agreements to repurchase 222,476 193,229 Payables 7,335,392 8,011,891 Bank deposits 16,377,544 14,262,547 Other debt 756,367 608,658 Senior notes payable 1,339,582 1,680,587 Other liabilities 1,097,449 1,338,150 Total liabilities $27,600,514 $26,424,000 Total equity attributable to Raymond James Financial, Inc. 5,207,748 4,916,545 Noncontrolling interests 120,469 146,431 Total equity $5,328,217 $5,062,976 Total liabilities and equity $32,928,731 $31,486,976 CONDENSED CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION (Unaudited – in 000s) R AYMOND JAMES FINANCIAL SECOND QUARTER REPORT 2017 benefit of the increase in short-term interest rates in March. I appreciate your continued confidence and ownership in Raymond James Financial. (1) Effective October 1, 2016, we adopted new accounting guidance related to consolidation of legal entities. Refer to the discussion in Note 1 of our March 31, 2017 Form 10-Q (available on www.sec.gov) for additional details. (1) Sincerely, Paul C. Reilly Chairman, CEO MAY 12, 2017

Dear Fellow Shareholders, As growth of corporate earnings and the prospect of tax reform fueled investor optimism, the global stock markets continued to rally during the quarter ending March 31, 2017. This constructive market environment, along with attractive growth in our core businesses and the benefit of higher short- term interest rates, helped us generate record net revenues of $1.56 billion in our second fiscal quarter of 2017, representing impressive increases of 19% over the prior year’s fiscal second quarter and 5% over the preceding quarter. Net income of $112.8 million, or $0.77 per diluted share, declined during the quarter due to $100 million of legal reserves associated with a previously announced legal settlement, addressed later in this letter. For the first half of the fiscal year, we generated net revenues of $3.06 billion and net income of $259.3 million, which reflect a record start for the first six months of a fiscal year despite the aforementioned legal settlement. More importantly, we are positioned well for the second half of the fiscal year, ending March with records for client assets under administration of $642.7 billion, the number of Private Client Group financial advisors of 7,222, financial assets under management of $85.6 billion, and net loans at Raymond James Bank of $16.0 billion. On March 31, 2017, shareholders’ equity was $5.21 billion, or $36.28 of book value per share, growing 12% over shareholders’ equity in March of last year. We also maintained a prudent total capital ratio of over 22%. During the first half of the fiscal year, we were able to deliver a 10.2% annualized return on equity to our shareholders, slightly higher than the first half of fiscal 2016 despite this year’s elevated legal reserves. Our segments also produced good results. The Private Client Group (PCG), Asset Management segment, and Raymond James Bank all produced record net revenues during the quarter. Furthermore, record quarterly net revenues of $1.09 billion in PCG jumped 23% over the prior year’s fiscal second quarter and 4% over the preceding quarter. Revenue growth in PCG was propelled by increases in client assets, which reached a record $611.0 billion, and higher short-term interest rates. The segment continues to benefit from best- in-class financial advisor recruiting and retention results, as Raymond James remains a destination of choice for many high-quality advisors in our industry. Pre-tax income in PCG during the quarter of $29.4 million was negatively impacted by $100 million of legal reserve expense and consequently declined $54 million compared to the prior year’s fiscal second quarter. Looking forward, the records achieved for client assets under administration and the increase in short-term interest rates in March should provide tailwinds for PCG’s results for the second half of the fiscal year. The Capital Markets segment generated quarterly net revenues of $256.2 million, which were up 8% over the prior year’s fiscal second quarter and 10% over the preceding quarter. Even more impressively, the segment’s pre-tax income of $41.3 million reflected significant improvements of 47% compared to the prior year’s fiscal second quarter and 92% over the preceding quarter. Strong results in the Capital Markets segment were lifted by solid M&A and equity underwriting activity. Partially offsetting the strength in investment banking, commissions in the segment were challenged by lower client trading volumes in the Fixed Income division due to a flattening yield curve. The Asset Management segment produced record quarterly net revenues of $116.5 million, representing growth of 20% over the prior year’s fiscal second quarter and 2% over the preceding quarter. The segment’s pre-tax income of $37.8 million increased 21% compared to the prior year’s fiscal second quarter but was down 10% compared to the preceding quarter. The growth in the segment’s revenues during the quarter was attributable to record financial assets under management, which were aided by market appreciation and increased utilization of fee-based accounts in PCG. In April, we announced an agreement to add Scout Investments and Reams Asset Management to the Raymond James family, which will broaden Carillon Tower Advisers’ offerings to clients with complementary and high-quality investment solutions upon closing. Raymond James Bank delivered record quarterly net revenues of $141.4 million, improving 13% over the prior year’s fiscal second quarter and 2% over the preceding quarter. Quarterly pre-tax income of $91.9 million rose 8% over the prior year’s fiscal second quarter but was down 12% compared to the record set in the preceding quarter. Revenue growth for the bank was attributable to an increase in loan balances, despite elevated payoffs in the commercial and industrial loan portfolio during the quarter, and the expansion of its securities portfolio. The securities portfolio ended the quarter at $1.6 billion, as the bank continued increasing its portfolio of agency-backed securities. The credit quality of the bank’s loan portfolio improved as nonperforming assets decreased 20% and total criticized loans decreased just over 30% compared to last year’s March. Total quarterly revenues in the Other segment were $16.0 million. The Other segment included $1.1 million of acquisition-related expenses and $8.3 million of expenses due to the early extinguishment of $350 million of senior notes payable during the quarter. In addition to our strong financial results during the second quarter of fiscal 2017, we are also proud of the awards, recognitions and accolades we earned. Raymond James was selected for inclusion in the S&P 500® index, which is a testament to our firm’s long-term success enabled by the uncompromising focus on serving clients that was instilled by Bob and Tom James. During the quarter, we introduced “Connected Advisor,” an advisor-centric digital advice platform designed to foster greater sophistication, automation and collaboration with advisors and their clients. We also launched a new national advertising campaign in March, which highlights our financial advisors’ dedication to helping their clients fulfill their long- term financial objectives. In February, nine Raymond James-affiliated advisors were named to Forbes’ list of America’s Top Women Advisors. In March, 32 Raymond James-affiliated advisors were named to the Financial Times “FT 400” list of top financial advisors and 57 affiliated advisors were named to the Barron’s top advisors ranking. A disappointment for us was the announcement of a $150 million settlement associated with the Jay Peak EB-5 matter. The settlement relates to an alleged fraudulent EB-5 investment program created in 2007 by third parties and offered directly to foreign investors seeking permanent residency in the U.S. Raymond James did not act as placement agent or in any other capacity for the program, and none of the investors in the program purchased their investments through Raymond James. A Raymond James financial advisor for the brokerage accounts of the related investment partnerships is no longer employed by the firm. We worked diligently with the SEC- appointed receiver to structure a settlement that would ensure investors in the program would be fairly compensated. While it is still subject to the review and approval of the court, we believe this $150 million settlement is fair, and we look forward to having this issue resolved. In the past few years, we have made significant enhancements to our supervision program, including considerable investments in our anti- money laundering (AML) infrastructure. Specifically, we hired a new chief AML officer with extensive experience, expanded the AML team and implemented Mantas – the same monitoring system used by some of the largest banks in the world. As I write this letter, the equity markets are trading near record levels. Corporate earnings in the first calendar quarter have increased over 10% from the same period last year, reflecting the third consecutive quarter of year-over-year growth. Importantly, this earnings growth was driven by strong revenue growth, as the economic conditions in both the U.S. and abroad continue to improve at a modest pace. The Trump administration’s promises to implement significant regulatory and tax reforms have also fueled optimism, although recent distractions have seemed to dampen some of those expectations, at least in the near term. I remain bullish on the long-term prospects of the U.S. economy, but after an eight- year bull market, it would not be implausible to have a short- term pullback in the equity markets, especially if D.C. fails to deliver meaningful tax reform. In February, I was honored and humbled to be entrusted with the responsibilities of chairman in addition to CEO. Fortunately, I will be able to continue benefiting from Tom James’ invaluable guidance and mentorship, as he will retain a seat on the board of directors as chairman emeritus. My primary objective as chairman and CEO of this great company is to uphold the client-first values that have been inculcated by Bob and Tom James since our firm’s inception. We are well-positioned for the second half of the fiscal year, as nearly all of our core business metrics ended the second quarter at record levels, and our results should realize the full MARCH 31, 2017 SEPTEMBER 30, 2016 Assets: Cash and cash equivalents $2,636,326 $1,650,452 Assets segregated pursuant to regulations and other segregated assets 3,829,607 4,884,487 Securities purchased under agreements to resell and other collateralized financings 535,224 470,222 Financial instruments 3,161,140 2,539,877 Receivables 4,453,788 4,499,688 Bank loans, net 15,994,689 15,210,735 Property & equipment, net 409,543 321,457 Other assets 1,908,414 1,910,058 Total assets $32,928,731 $31,486,976 Liabilities and equity: Trading instruments sold but not yet purchased $471,704 $328,938 Securities sold under agreements to repurchase 222,476 193,229 Payables 7,335,392 8,011,891 Bank deposits 16,377,544 14,262,547 Other debt 756,367 608,658 Senior notes payable 1,339,582 1,680,587 Other liabilities 1,097,449 1,338,150 Total liabilities $27,600,514 $26,424,000 Total equity attributable to Raymond James Financial, Inc. 5,207,748 4,916,545 Noncontrolling interests 120,469 146,431 Total equity $5,328,217 $5,062,976 Total liabilities and equity $32,928,731 $31,486,976 CONDENSED CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION (Unaudited – in 000s) R AYMOND JAMES FINANCIAL SECOND QUARTER REPORT 2017 benefit of the increase in short-term interest rates in March. I appreciate your continued confidence and ownership in Raymond James Financial. (1) Effective October 1, 2016, we adopted new accounting guidance related to consolidation of legal entities. Refer to the discussion in Note 1 of our March 31, 2017 Form 10-Q (available on www.sec.gov) for additional details. (1) Sincerely, Paul C. Reilly Chairman, CEO MAY 12, 2017

S E C O N D Q U A R T E R2017 the HUMAN connection International Headquarters: The Raymond James Financial Center 880 Carillon Parkway // St. Petersburg, FL 33716 800.248.8863 // raymondjames.com © 2017 Raymond James Financial Raymond James® is a registered trademark of Raymond James Financial, Inc. 17-Fin-Rep-0047 KF 5/17 Stock Traded: NEW YORK STOCK EXCHANGE Stock Symbol: RJF corporate profile Raymond James Financial, Inc. (NYSE: RJF) is a leading diversified financial services company providing private client, capital markets, asset management, banking and other services to individuals, corporations and municipalities. The company has 7,200 financial advisors serving approximately 3 million client accounts in more than 2,900 locations throughout the United States, Canada and overseas. Total client assets are $643 billion. Public since 1983, the firm has been listed on the New York Stock Exchange since 1986 under the symbol RJF. Additional information is available at raymondjames.com. (1) Effective October 1, 2016, we adopted new accounting guidance related to consolidation of legal entities. Refer to the discussion in Note 1 of our March 31, 2017 Form 10-Q (available on www.sec.gov) for additional details. (2) The Other segment includes the results of our principal capital and private equity activities as well as certain corporate overhead costs of RJF, including the interest costs on our public debt, and the acquisition and integration costs associated with certain acquisitions. CONDENSED CONSOLIDATED STATEMENTS OF INCOME (Unaudited – in 000s, Except per Share Amounts) CONSOLIDATED RESULTS BY SEGMENT (unaudited – in 000s) Revenues: Private Client Group $ 1,088,561 $ 883,019 $ 2,131,877 $ 1,757,464 Capital Markets 260,480 241,319 497,462 470,297 Asset Management 116,520 96,842 230,616 197,080 Raymond James Bank 148,697 131,312 293,214 244,038 Other (2) 16,009 9,872 31,468 14,272 Intersegment eliminations (29,953) (21,254) (55,555) (41,184) Total revenues $ 1,600,314 $ 1,341,110 $ 3,129,082 $ 2,641,967 Pre-tax income (loss) (excluding noncontrolling interests): Private Client Group $ 29,372 $ 83,232 $ 102,730 $ 152,372 Capital Markets 41,251 28,087 62,695 53,255 Asset Management 37,797 31,123 79,706 64,489 Raymond James Bank 91,911 85,134 196,032 150,999 Other (2) (34,818) (29,458) (69,271) (54,659) Pre-tax income (excluding noncontrolling interests) $ 165,513 $ 198,118 $ 371,892 $ 366,456 Three Months Ended Six Months Ended March 31, 2017 March 31, 2016 March 31, 2017 March 31, 2016 Revenues: Securities commissions and fees $ 992,112 $ 853,330 $ 1,976,497 1,702,992 Investment banking 102,377 68,704 163,802 126,257 Investment advisory and related administrative fees 110,280 93,871 218,523 192,473 Interest 192,544 161,638 375,326 304,110 Account and service fees 162,981 127,528 311,772 244,351 Net trading profit 15,811 14,415 36,366 36,584 Other 24,209 21,624 46,796 35,200 Total revenues 1,600,314 1,341,110 3,129,082 2,641,967 Interest expense (36,677) (29,109) (72,643) (55,808) Net revenues 1,563,637 1,312,001 3,056,439 2,586,159 Non-interest expenses: Compensation, commissions and benefits 1,035,714 887,937 2,042,181 1,754,335 Communications and information processing 76,067 68,482 148,228 140,620 Occupancy and equipment costs 47,498 40,891 93,550 82,680 Clearance and floor brokerage 11,407 10,517 23,757 20,513 Business development 41,519 35,417 76,881 76,041 Investment sub-advisory fees 17,778 14,282 37,073 28,836 Bank loan loss provision 7,928 9,629 6,888 23,539 Acquisition-related expenses 1,086 6,015 13,752 7,887 Other 163,337 44,723 245,311 87,527 Total non-interest expenses 1,402,334 1,117,893 2,687,621 2,221,978 Income including noncontrolling interests and before provision for income taxes 161,303 194,108 368,818 364,181 Provision for income taxes 52,758 72,271 112,570 134,280 Net income including noncontrolling interests 108,545 121,837 256,248 229,901 Net loss attributable to noncontrolling interests (4,210) (4,010) (3,074) (2,275) Net income attributable to Raymond James Financial, Inc. $ 112,755 $ 125,847 $ 259,322 $ 232,176 Net income per common share – diluted $ 0.77 $ 0.87 $ 1.77 $ 1.60 Weighted-average common and common equivalent shares outstanding – diluted 146,779 144,012 146,119 145,047 (1) (1) (1) (1)

S E C O N D Q U A R T E R2017 the HUMAN connection International Headquarters: The Raymond James Financial Center 880 Carillon Parkway // St. Petersburg, FL 33716 800.248.8863 // raymondjames.com © 2017 Raymond James Financial Raymond James® is a registered trademark of Raymond James Financial, Inc. 17-Fin-Rep-0047 KF 5/17 Stock Traded: NEW YORK STOCK EXCHANGE Stock Symbol: RJF corporate profile Raymond James Financial, Inc. (NYSE: RJF) is a leading diversified financial services company providing private client, capital markets, asset management, banking and other services to individuals, corporations and municipalities. The company has 7,200 financial advisors serving approximately 3 million client accounts in more than 2,900 locations throughout the United States, Canada and overseas. Total client assets are $643 billion. Public since 1983, the firm has been listed on the New York Stock Exchange since 1986 under the symbol RJF. Additional information is available at raymondjames.com. (1) Effective October 1, 2016, we adopted new accounting guidance related to consolidation of legal entities. Refer to the discussion in Note 1 of our March 31, 2017 Form 10-Q (available on www.sec.gov) for additional details. (2) The Other segment includes the results of our principal capital and private equity activities as well as certain corporate overhead costs of RJF, including the interest costs on our public debt, and the acquisition and integration costs associated with certain acquisitions. CONDENSED CONSOLIDATED STATEMENTS OF INCOME (Unaudited – in 000s, Except per Share Amounts) CONSOLIDATED RESULTS BY SEGMENT (unaudited – in 000s) Revenues: Private Client Group $ 1,088,561 $ 883,019 $ 2,131,877 $ 1,757,464 Capital Markets 260,480 241,319 497,462 470,297 Asset Management 116,520 96,842 230,616 197,080 Raymond James Bank 148,697 131,312 293,214 244,038 Other (2) 16,009 9,872 31,468 14,272 Intersegment eliminations (29,953) (21,254) (55,555) (41,184) Total revenues $ 1,600,314 $ 1,341,110 $ 3,129,082 $ 2,641,967 Pre-tax income (loss) (excluding noncontrolling interests): Private Client Group $ 29,372 $ 83,232 $ 102,730 $ 152,372 Capital Markets 41,251 28,087 62,695 53,255 Asset Management 37,797 31,123 79,706 64,489 Raymond James Bank 91,911 85,134 196,032 150,999 Other (2) (34,818) (29,458) (69,271) (54,659) Pre-tax income (excluding noncontrolling interests) $ 165,513 $ 198,118 $ 371,892 $ 366,456 Three Months Ended Six Months Ended March 31, 2017 March 31, 2016 March 31, 2017 March 31, 2016 Revenues: Securities commissions and fees $ 992,112 $ 853,330 $ 1,976,497 1,702,992 Investment banking 102,377 68,704 163,802 126,257 Investment advisory and related administrative fees 110,280 93,871 218,523 192,473 Interest 192,544 161,638 375,326 304,110 Account and service fees 162,981 127,528 311,772 244,351 Net trading profit 15,811 14,415 36,366 36,584 Other 24,209 21,624 46,796 35,200 Total revenues 1,600,314 1,341,110 3,129,082 2,641,967 Interest expense (36,677) (29,109) (72,643) (55,808) Net revenues 1,563,637 1,312,001 3,056,439 2,586,159 Non-interest expenses: Compensation, commissions and benefits 1,035,714 887,937 2,042,181 1,754,335 Communications and information processing 76,067 68,482 148,228 140,620 Occupancy and equipment costs 47,498 40,891 93,550 82,680 Clearance and floor brokerage 11,407 10,517 23,757 20,513 Business development 41,519 35,417 76,881 76,041 Investment sub-advisory fees 17,778 14,282 37,073 28,836 Bank loan loss provision 7,928 9,629 6,888 23,539 Acquisition-related expenses 1,086 6,015 13,752 7,887 Other 163,337 44,723 245,311 87,527 Total non-interest expenses 1,402,334 1,117,893 2,687,621 2,221,978 Income including noncontrolling interests and before provision for income taxes 161,303 194,108 368,818 364,181 Provision for income taxes 52,758 72,271 112,570 134,280 Net income including noncontrolling interests 108,545 121,837 256,248 229,901 Net loss attributable to noncontrolling interests (4,210) (4,010) (3,074) (2,275) Net income attributable to Raymond James Financial, Inc. $ 112,755 $ 125,847 $ 259,322 $ 232,176 Net income per common share – diluted $ 0.77 $ 0.87 $ 1.77 $ 1.60 Weighted-average common and common equivalent shares outstanding – diluted 146,779 144,012 146,119 145,047 (1) (1) (1) (1)